Exhibit 32.2

CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER UNDER SECTION 906

Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned officer of ViewRay, Inc., a Delaware corporation (the “Company”), does hereby certify that:

(i) the accompanying Quarterly Report on Form 10-Q of the Company for the fiscal quarter ended June 30, 2017 (the “Report”) fully complies with the requirements of Section 13(a) or Section 15(d), as applicable, of the Securities Exchange Act of 1934, as amended; and

(ii) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

VIEWRAY, INC.

Dated: August 7, 2017	By:	/s/ Ajay Bansal
	Name:	Ajay Bansal
	Title:	Chief Financial Officer (Principal Financial Officer)